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                                                                   Exhibit 10.35


                                                               Customer No. 1101


                       MASTER LOAN AND SECURITY AGREEMENT

                  THIS AGREEMENT dated as of June 27, 2000, is made by Dyax Corp. (the "Borrower"), a Delaware corporation having its principal place of business and chief executive office at One Kendall Square, Building 600, Cambridge, Massachusetts 02139, in favor of Transamerica Business Credit Corporation, a Delaware corporation (the "Lender"), having its principal office at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018.

                  WHEREAS, the Borrower has requested that the Lender make Loans to it from time to time; and

                  WHEREAS, the Lender has agreed to make such Loans on the terms and conditions of this Agreement.

                  NOW, THEREFORE, in consideration of the premises and to induce the Lender to extend credit, the Borrower hereby agrees with the Lender as follows:

                  SECTION 1. DEFINITIONS.

                  As used herein, the following terms shall have the following meanings, and shall be equally applicable to both the singular and plural forms of the terms defined:

AGREEMENT shall mean this Master Loan and Security Agreement together with all schedules and exhibits hereto, as amended, supplemented, or otherwise modified from time to time.

APPLICABLE LAW shall mean the laws of the State of Illinois (or any other jurisdiction whose laws are mandatorily applicable notwithstanding the parties' choice of Illinois law) or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

BUSINESS DAY shall mean any day other than a Saturday, Sunday, or public holiday or the equivalent for banks in New York City.

CODE shall have the meaning specified in Section 8(d).

COLLATERAL shall have the meaning specified in Section 2.

COLLATERAL ACCESS AGREEMENT shall mean any landlord waiver, mortgagee waiver, bailee letter, or similar acknowledgement of any warehouseman or processor in possession of any Equipment, in each case substantially in the form of Exhibit B.

EFFECTIVE DATE shall mean the date on which all of the conditions specified in
Section 3.3 shall have been satisfied.

EQUIPMENT shall have the meaning specified in Section 2.

EVENT OF DEFAULT shall mean any event specified in Section 7.

FINANCIAL STATEMENTS shall have the meaning specified in Section 6.1.

GAAP shall mean generally accepted accounting principles in the United States of America, as in effect from time to time.


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LOANS shall mean the loans and financial accommodations made by the Lender to the Borrower in accordance with the terms of this Agreement and the Notes.

LOAN DOCUMENTS shall mean, collectively, this Agreement, the Notes, and all other present and future documents, agreements, certificates, instruments, and opinions delivered by the Borrower under, in connection with or relating to this Agreement, or any other present or future instrument or agreement between Lender and Borrower, as each of the same may be amended, modified, extended, restated or supplemented from time to time.

MATERIAL ADVERSE CHANGE shall mean, with respect to any Person, a material adverse change in the business, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of such Person taken as a whole.

MATERIAL ADVERSE EFFECT shall mean, with respect to any Person, a material adverse effect on the business, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of such Person taken as a whole.

NOTE shall mean each Promissory Note made by the Borrower in favor of the Lender, as amended, supplemented, or otherwise modified from time to time, in each case substantially in the form of Exhibit C.

OBLIGATIONS shall mean and include all loans (including the Loans), advances, debts, liabilities, obligations, covenants and duties owing by Borrower to Lender of any kind or nature, present or future, whether or not evidenced by the Note or any note, guaranty or other instrument, whether or not arising under or in connection with, this Agreement, any other Loan Document or any other present or future instrument or agreement, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guaranteeing or confirming of a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment, purchase, discount or otherwise), whether absolute or contingent, due or to become due, now due or hereafter arising and however acquired (including without limitation all loans previously made by Lender to Borrower). The term includes, without limitation, all interest (including interest accruing on or after a bankruptcy, whether or not an allowed claim), charges, expenses, commitment, facility, closing and collateral management fees, letter of credit fees, reasonable attorneys' fees, taxes and any other sum properly chargeable to Borrower under this Agreement, the other Loan Documents or any other present or future agreement between Lender and Borrower.

PERMITTED LIENS shall mean such of the following as to which no enforcement, collection, execution, levy, or foreclosure proceeding shall have been commenced: (a) liens for taxes, assessments, and other governmental charges or levies or the claims or demands of landlords, carriers, warehousemen, mechanics, laborers, materialmen, and other like Persons arising by operation of law in the ordinary course of business for sums which are not yet due and payable, or liens which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP; (b) deposits or pledges to secure the payment of worker's compensation, unemployment insurance, or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business; (c) licenses, restrictions, or covenants for or on the use of the Equipment which do not materially impair either the use of the Equipment in the operation of the business of the Borrower or the value of the Equipment; and (d) attachment or judgment liens that do not constitute an Event of Default.

PERSON shall mean any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party, or government (including any division, agency, or department thereof), and the successors, heirs, and assigns of each.

SCHEDULE shall mean each Schedule in the form of Schedule A hereto delivered by the Borrower to the Lender from time to time.

SOLVENT means, with respect to any Person, that as of the date as to which such Person's solvency is measured:


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                  (a) the fair saleable value of its assets is in excess of the total amount of its liabilities (including contingent liabilities as valued in accordance with GAAP) as they become absolute and matured;

                  (b) it has sufficient capital to conduct its business; and

                  (c) it is able generally to meet its debts as they mature.

TAXES shall have the meaning specified in Section 5.5.

                  SECTION 2. CREATION OF SECURITY INTEREST; COLLATERAL. The Borrower hereby assigns and grants to the Lender a continuing general, first priority lien on, and security interest in, all the Borrower's right, title, and interest in and to the collateral described in the next sentence (the "Collateral") to secure the payment and performance of all the Obligations. The Collateral consists of all equipment set forth on all the Schedules delivered from time to time under the terms of this Agreement (the "Equipment"), together with all present and future additions, parts, accessories, attachments, substitutions, repairs, improvements, and replacements thereof or thereto, and any and all proceeds thereof, including, without limitation, proceeds of insurance and all manuals, blueprints, know-how, warranties, and records in connection therewith, all rights against suppliers, warrantors, manufacturers, sellers, or others in connection therewith, and together with all substitutes for any of the foregoing.

                  SECTION 3. THE CREDIT FACILITY.

                           SECTION  3.1. BORROWINGS. Each  Loan  shall be in an
amount not less than $50,000, and in no event shall the sum of the aggregate Loans made exceed the amount of the Lender's written commitment to the Borrower in effect from time to time. Notwithstanding anything herein to the contrary, the Lender shall be obligated to make the initial Loan and each other Loan only after the Lender, in its sole discretion, determines that the applicable conditions for borrowing contained in Sections 3.3 and 3.4 are satisfied. The timing and financial scope of Lender's obligation to make Loans hereunder are limited as set forth in a commitment letter executed by Lender and Borrower, dated as of February 8, 2000 and attached hereto as EXHIBIT A (the "Commitment Letter").

                           SECTION 3.2. APPLICATION OF PROCEEDS. The Borrower
shall not directly or indirectly use any proceeds of the Loans, or cause, assist, suffer, or permit the use of any proceeds of the Loans, for any purpose other than for the purchase, acquisition, installation, or upgrading of Equipment or the reimbursement of the Borrower for its purchase, acquisition, installation, or upgrading of Equipment.

                           SECTION 3.3. CONDITIONS TO INITIAL LOAN.

                  (a) The obligation of the Lender to make the initial Loan is subject to the Lender's receipt of the following, each dated the date of the initial Loan or as of an earlier date acceptable to the Lender, in form and substance satisfactory to the Lender and its counsel:

                           (i) completed requests for information (Form UCC-11)
                  listing all effective Uniform Commercial Code financing statements naming the Borrower as debtor and all tax lien, judgment, and litigation searches for the Borrower as the Lender shall deem reasonably necessary or desirable;

                           (ii) Uniform Commercial Code financing statements
                  (Form UCC-1) duly executed by the Borrower (naming the Lender as secured party and the Borrower as debtor and in form acceptable for filing in all jurisdictions that the Lender deems reasonably necessary or desirable to perfect the security interests granted to it hereunder) and, if applicable, termination statements or other releases duly filed in all jurisdictions that the Lender deems reasonably necessary or desirable to perfect and protect the priority of the security interests granted to it hereunder in the Equipment related to such initial Loan;


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                           (iii) a Note duly executed by the Borrower evidencing
                  the amount of such Loan;

                           (iv) a Collateral Access Agreement duly executed by
                  the lessor or mortgagee, as the case may be, of each premises where the Equipment is located;

                           (v) certificates of insurance required under Section
                  5.4 of this Agreement together with loss payee endorsements for all such policies naming the Lender as lender loss payee and as an additional insured;

                           (vi) a certificate of the Secretary or an Assistant
                  Secretary of the Borrower ("Secretary's Certificate") certifying (A) that attached to the Secretary's Certificate is a true, complete, and accurate copy of the resolutions of the Board of Directors of the Borrower (or a unanimous consent of directors in lieu thereof) authorizing the execution, delivery, and performance of this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, and that such resolutions have not been amended or modified since the date of such certification and are in full force and effect; (B) the incumbency, names, and true signatures of the officers of the Borrower authorized to sign the Loan Documents to which it is a party; (C) that attached to the Secretary's Certificate is a true and correct copy of the Articles or Certificate of Incorporation of the Company, as amended, which Articles or Certificate of Incorporation have not been further modified, repealed or rescinded and are in full force and effect; (D) that attached to the Secretary's Certificate of the Borrower is a true and correct copy of the Bylaws, as amended, which Bylaws of the Company have not been further modified, repealed or rescinded and are in full force and effect; and (E) that attached to the Secretary's Certificate is a valid Certificate of Good Standing issued by the Secretary of the State of the Borrower's state of incorporation; and

                           (vii) such other agreements and instruments as the
                  Lender deems necessary in its good faith business judgment in connection with the transactions contemplated hereby.

                  (b) There shall be no pending or, to the best of Borrower's knowledge after due inquiry, threatened in writing litigation, proceeding, inquiry, or other action (i) seeking an injunction or other restraining order, damages, or other relief with respect to the transactions contemplated by this Agreement or the other Loan Documents or thereby or (ii) which affects or could affect the business, operations, assets, liabilities, or condition (financial or otherwise) of the Borrower, except, in the case of clause (ii), where such litigation, proceeding, inquiry, or other action could not be expected to have a Material Adverse Effect in the judgment of the Lender.

                  (c) The Borrower shall have paid all fees and expenses required to be paid by it to the Lender as of such date.

                  (d) The security interests in the Equipment related to the initial Loan granted in favor of the Lender under this Agreement shall have been duly perfected and shall constitute first priority liens.

                           SECTION  3.4. CONDITIONS PRECEDENT TO EACH LOAN. The
obligation of the Lender to make each Loan is subject to the satisfaction of the following conditions precedent:

                  (a) the Lender shall have received the documents, agreements, and instruments set forth in Section 3.3(a)(i) through (v) applicable to such Loan, each in form and substance satisfactory to the Lender and its counsel and each dated the date of such Loan or as of an earlier date acceptable to the Lender;

                  (b) the Lender shall have received a Schedule of the Equipment related to such Loan, in form and substance satisfactory to the Lender and its counsel, and the security interests in such Equipment related to such Loan granted in favor of the Lender under this Agreement shall have been duly perfected and shall constitute first priority liens;


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                  (c) all representations and warranties contained in this
Agreement and the other Loan Documents shall be true and correct on and as of the date of such Loan as if then made, other than representations and warranties that expressly relate solely to an earlier date, in which case they shall have been true and correct as of such earlier date;

                  (d) no Event of Default or event which with the giving of notice or the passage of time, or both, would constitute an Event of Default shall have occurred and be continuing or would result from the making of the requested Loan as of the date of such request; and

                  (e) the Borrower shall be deemed to have hereby reaffirmed and ratified all security interests, liens, and other encumbrances heretofore granted by the Borrower to the Lender.

                  SECTION 4. THE BORROWER'S REPRESENTATIONS AND WARRANTIES.

                           SECTION 4.1. GOOD STANDING; QUALIFIED TO DO BUSINESS.
The Borrower (a) is duly organized, validly existing, and in good standing under the laws of the State of its organization, (b) has the power and authority to own its properties and assets and to transact the businesses in which it is presently, or proposes to be, engaged, and (c) is duly qualified and authorized to do business and is in good standing in every jurisdiction in which the failure to be so qualified could have a Material Adverse Effect on (i) the Borrower, (ii) the Borrower's ability to perform its obligations under the Loan Documents, or (iii) the rights of the Lender hereunder.

                           SECTION 4.2. DUE EXECUTION, ETC. The execution,
delivery, and performance by the Borrower of each of the Loan Documents to which it is a party are within the powers of the Borrower, do not contravene the organizational documents, if any, of the Borrower, and do not (a) violate any law or regulation, or any order or decree of any court or governmental authority, (b) conflict with or result in a breach of, or constitute a default under, any material indenture, mortgage, or deed of trust or any material lease, agreement, or other instrument binding on the Borrower or any of its properties, or (c) require the consent, authorization by, or approval of or notice to or filing or registration with any governmental authority or other Person, except for the filing of UCC-1 financing statements. This Agreement is, and each of the other Loan Documents to which the Borrower is or will be a party, when delivered hereunder or thereunder, will be, the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general principles of equity.

                           SECTION 4.3. SOLVENCY; NO LIENS. The Borrower is
Solvent and will be Solvent upon the completion of all transactions contemplated to occur hereunder (including, without limitation, the Loan to be made on the Effective Date); the security interests granted herein constitute and shall at all times constitute the first and only liens on the Collateral other than Permitted Liens; and the Borrower is, or will be at the time additional Collateral is acquired by it, the absolute owner of the Collateral with full right to pledge, sell, consign, transfer, and create a security interest therein, free and clear of any and all claims or liens in favor of any other Person other than Permitted Liens.

                           SECTION 4.4. NO JUDGMENTS, LITIGATION. No judgments
are outstanding against the Borrower nor, except as set forth on Schedule A hereto, is there now pending or, to the best of the Borrower's knowledge threatened in writing any litigation, contested claim, or governmental proceeding by or against the Borrower except judgments and pending or threatened litigation, contested claims, and governmental proceedings which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

                           SECTION 4.5. NO DEFAULTS. To the best of Borrower's
knowledge, after due inquiry, the Borrower is not in default or has not received a written notice of default under any material contract, lease, or commitment to which it is a party or by which it is bound. The Borrower knows of no dispute regarding any contract, lease, or commitment which could have a Material Adverse Effect on the Borrower.


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                           SECTION 4.6. COLLATERAL LOCATIONS. On the date
hereof, each item of the Collateral is located at the place of business specified in the applicable Schedule.

                           SECTION 4.7. NO EVENTS OF DEFAULT. To the best of
Borrower's knowledge, after due inquiry, no Event of Default has occurred and is continuing nor has any event occurred which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

                           SECTION 4.8. NO LIMITATION ON LENDER'S RIGHTS.
Except as permitted herein, none of the Collateral is subject to contractual obligations that may restrict or inhibit the Lender's rights or abilities to sell or dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

                           SECTION 4.9.PERFECTION AND PRIORITY OF SECURITY
INTEREST. This Agreement creates a valid and, upon completion of all required filings of financing statements, perfected first priority and exclusive security interest in the Collateral, securing the payment of all the Obligations.

                           SECTION 4.10. MODEL AND SERIAL NUMBERS. The Schedules
set forth the true and correct model number and serial number of each item of Equipment that constitutes Collateral.

                           SECTION 4.11. ACCURACY AND COMPLETENESS OF
INFORMATION. All data, reports, and information heretofore, contemporaneously, or hereafter furnished by or on behalf of the Borrower in writing to the Lender or for purposes of or in connection with this Agreement or any other Loan Document, or any transaction contemplated hereby or thereby, are or will be true and accurate in all material respects on the date as of which such data, reports, and information are dated or certified and not incomplete by omitting to state any material fact necessary to make such data, reports, and information not misleading at such time. There are no facts now known to the Borrower which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect and which have not been specified herein, in the Financial Statements, or in any certificate, opinion, or other written statement previously furnished by the Borrower to the Lender.

                           SECTION 4.12. PRICE OF EQUIPMENT. The cost of each
item of Equipment does not exceed the fair and usual price for such type of equipment purchased in like quantity and reflects all discounts, rebates and allowances for the Equipment (including, without limitation, discounts for advertising, prompt payment, testing, or other services) given to the Borrower by the manufacturer, supplier, or any other person.

                  SECTION 5. COVENANTS OF THE BORROWER.

                           SECTION 5.1. EXISTENCE, ETC. The Borrower shall:
(a) retain its existence and its current yearly accounting cycle, (b) maintain in full force and effect all licenses, bonds, franchises, leases, trademarks, patents, contracts, and other rights necessary or desirable to the profitable conduct of its business unless the failure to do so could not reasonably be expected to have a Material Adverse Effect on the Borrower, (c) continue in, and limit its operations to, the same general lines of business as those presently conducted by it, and (d) comply with all applicable laws and regulations of any federal, state, or local governmental authority, except for such laws and regulations the violations of which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

                           SECTION 5.2. NOTICE TO THE LENDER. As soon as
possible, and in any event within five days after the Borrower learns of the following, the Borrower will give written notice to the Lender of (a) any proceeding instituted or threatened in writing to be instituted by or against the Borrower in any federal, state, local, or foreign court or before any commission or other regulatory body (federal, state, local, or foreign) involving a sum, together with the sum involved in all other similar proceedings, in excess of $50,000 in the aggregate, (b) any contract that is terminated or amended and which has had or could reasonably be expected to have a Material Adverse Effect on the Borrower, (c) the occurrence of any Material Adverse Change with respect to the Borrower, and (d) the occurrence of any Event of Default or event or condition which, with notice or lapse of time or both, would constitute an Event of Default, together with a statement of the action which the Borrower has taken or proposes to take with respect thereto.


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                           SECTION 5.3. MAINTENANCE OF BOOKS AND RECORDS. The
Borrower will maintain books and records pertaining to the Collateral in such detail, form, and scope as the Lender shall require in its commercially reasonable judgment. The Borrower agrees that the Lender or its agents may enter upon the Borrower's premises at reasonable times upon reasonable notice during normal business hours, and at any time upon the occurrence and continuance of an Event of Default, for the purpose of inspecting the Collateral and any and all records pertaining thereto.

                           SECTION 5.4. INSURANCE. The Borrower will maintain
insurance on the Collateral under such policies of insurance, with such insurance companies and, in such amounts reasonably satisfactory to Lender, and covering such risks as are customarily insured against on the type of Collateral financed hereunder and type of Borrower and as otherwise acceptable to Lender as determined by Lender in its good faith business judgment. All such policies shall be made payable to the Lender, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Lender may reasonably require to protect the Lender's interests in the Collateral and to any payments to be made under such policies. Certificates of insurance policies are to be delivered to the Lender, premium prepaid, with the loss payable endorsement in the Lender's favor, and shall provide for not less than thirty days' prior written notice to the Lender, of any alteration or cancellation of coverage. If the Borrower fails to maintain such insurance, the Lender may arrange for (at the Borrower's expense and without any responsibility on the Lender's part for) obtaining the insurance. Unless the Lender shall otherwise agree with the Borrower in writing, the Lender shall have the sole right, in the name of the Lender or the Borrower, to file claims under any insurance policies, to receive and give acquittance for any payments that may be payable thereunder, and to execute any endorsements, receipts, releases, assignments, reassignments, or other documents that may be necessary to effect the collection, compromise, or settlement of any claims under any such insurance policies.

                           SECTION 5.5. TAXES. The Borrower will pay, when due,
all taxes, assessments, claims, and other charges ("Taxes") lawfully levied or assessed against the Borrower or the Collateral other than taxes that are being diligently contested in good faith by the Borrower by appropriate proceedings promptly instituted and for which an adequate reserve is being maintained by the Borrower in accordance with GAAP. If any Taxes remain unpaid after the date fixed for the payment thereof, or if any lien shall be claimed therefor, then, without notice to the Borrower, but on the Borrower's behalf, the Lender may pay such Taxes, and the amount thereof shall be included in the Obligations.

                           SECTION 5.6. BORROWER TO DEFEND COLLATERAL AGAINST
CLAIMS; FEES ON COLLATERAL. The Borrower will defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein. The Borrower will not permit any notice creating or otherwise relating to liens on the Collateral or any portion thereof to exist or be on file in any public office other than Permitted Liens. The Borrower shall promptly pay, when payable, all transportation, storage, and warehousing charges and license fees, registration fees, assessments, charges, permit fees, and taxes (municipal, state, and federal) which may now or hereafter be imposed upon the ownership, leasing, renting, possession, sale, or use of the Collateral, other than taxes on or measured by the Lender's income and fees, assessments, charges, and taxes which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP.

                            SECTION 5.7. NO CHANGE OF LOCATION, STRUCTURE, OR
IDENTITY. The Borrower will not (a) change the location of its chief executive office or establish any place of business other than those specified herein or
(b) move or permit the movement of any item of Collateral from the location specified in the applicable Schedule, except that the Borrower may change its chief executive office and keep Collateral at other locations within the United States provided that the Borrower has delivered to the Lender (i) prior written notice thereof and (ii) duly executed financing statements and other agreements and instruments (all in form and substance satisfactory to the Lender) necessary or, in the opinion of the Lender, desirable to perfect and maintain in favor of the Lender a first priority security interest in the Collateral. Notwithstanding anything to the contrary in the immediately preceding sentence, the Borrower may keep any Collateral consisting of motor vehicles or rolling stock at any location in the United States provided that the Lender's security interest in any such Collateral is conspicuously marked on the certificate of title thereof and the Borrower has complied with the provisions of Section 5.9.


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                           SECTION 5.8. USE OF COLLATERAL; LICENSES; REPAIR. The
Collateral shall be operated by competent, qualified personnel in connection with the Borrower's business purposes, for the purpose for which the Collateral was designed and in accordance with applicable operating instructions, laws, and government regulations, and the Borrower shall use every reasonable precaution to prevent loss or damage to the Collateral from fire and other hazards. The Collateral shall not be used or operated for personal, family, or household purposes. The Borrower shall procure and maintain in effect all orders, licenses, certificates, permits, approvals, and consents required by federal, state, or local laws or by any governmental body, agency, or authority in connection with the delivery, installation, use, and operation of the Collateral. The Borrower shall keep all of the Equipment in a satisfactory state of repair and satisfactory operating condition in accordance with industry standards, ordinary wear and tear excepted, and will make all repairs and replacements when and where necessary and practical. The Borrower will not waste or destroy the Equipment or any part thereof, and will not be negligent in the care or use thereof. The Equipment shall not be annexed or affixed to or become part of any realty without the Lender's prior written consent.

                           SECTION 5.9. FURTHER ASSURANCES. The Borrower will,
promptly upon request by the Lender, execute and deliver or use its reasonable best efforts to obtain any document required by the Lender (including, without limitation, warehouseman or processor disclaimers, mortgagee waivers, landlord disclaimers, or subordination agreements with respect to the Obligations and the Collateral), give any notices, execute and file any financing statements, mortgages, or other documents (all in form and substance satisfactory to the Lender), mark any chattel paper, deliver any chattel paper or instruments to the Lender, and take any other actions that are necessary or, in the opinion of the Lender, desirable to perfect or continue the perfection and the first priority of the Lender's security interest in the Collateral, to protect the Collateral against the rights, claims, or interests of any Persons, or to effect the purposes of this Agreement. The Borrower hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. To the extent required under this Agreement, the Borrower will pay all costs incurred in connection with any of the foregoing.

                           SECTION 5.10. NO DISPOSITION OF COLLATERAL. The
Borrower will not in any way hypothecate or create or permit to exist any lien, security interest, charge, or encumbrance on or other interest in any of the Collateral, except for the lien and security interest granted hereby and Permitted Liens which are junior to the lien and security interest of the Lender, and the Borrower will not, without the prior written consent of Lender sell, transfer, assign, pledge, collaterally assign, exchange, or otherwise dispose of any of the Collateral. In the event the Collateral, or any part thereof, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of the Lender shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange, or other disposition, and the Borrower will hold the proceeds thereof in a separate account for the benefit of the Lender. Following such a sale, the Borrower will transfer such proceeds to the Lender in kind.

                           SECTION 5.11. NO LIMITATION ON LENDER'S RIGHTS. The
Borrower will not enter into any contractual obligations which may restrict or inhibit the Lender's rights or ability to sell or otherwise dispose of the Collateral or any part thereof.

                           SECTION 5.12. PROTECTION OF COLLATERAL. Upon notice
to the Borrower (provided that if an Event of Default has occurred and is continuing the Lender need not give any notice), the Lender shall have the right at any time to make any payments and do any other acts the Lender may deem necessary to protect its security interests in the Collateral, including, without limitation, the rights to satisfy, purchase, contest, or compromise any encumbrance, charge, or lien which, in the reasonable judgment of the Lender, appears to be prior to or superior to the security interests granted hereunder, and appear in, and defend any action or proceeding purporting to affect its security interests in, or the value of, any of the Collateral. The Borrower hereby agrees to reimburse the Lender for all payments made and expenses incurred under this Agreement including fees, expenses, and disbursements of attorneys and paralegals (including the allocated costs of in-house counsel) acting for the

Lender, including any of the foregoing payments under, or acts taken to protect its security interests in, any of the Collateral, which amounts shall be secured under this Agreement, and agrees it shall be bound by any payment made or act taken by the Lender hereunder absent the Lender's gross negligence or willful misconduct. The Lender shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

                           SECTION 5.13. DELIVERY OF ITEMS. The Borrower will
(a) promptly (but in no event later than one Business Day) after its receipt thereof, deliver to the Lender any documents or certificates of title issued with respect to any property included in the Collateral, and any promissory notes, letters of credit or instruments related to or otherwise in connection with any property included in the Collateral, which in any such case come into the possession of the Borrower, or shall cause the issuer thereof to deliver any of the same directly to the Lender, in each case with any necessary endorsements in favor of the Lender and (b) deliver to the Lender as soon as available copies of any and all press releases and other similar communications issued by the Borrower.

                           SECTION 5.14. SOLVENCY. The Borrower shall be and
remain Solvent at all times.

                           SECTION 5.15. FUNDAMENTAL CHANGES. The Borrower
shall not (a) amend or modify its name, unless the Borrower delivers to the Lender thirty days prior to any such proposed amendment or modification written notice of such amendment or modification and within ten days before such amendment or modification delivers executed Uniform Commercial Code financing statements (in form and substance satisfactory to the Lender) or (b) merge or consolidate with any other entity or make any material change in its capital structure, in each case without the Lender's prior written consent which shall not be unreasonably withheld except that such consent of the Lender shall not be required in the event that the Borrower makes an initial public offering of its capital stock in an underwritten public offering.

                           SECTION 5.16. ADDITIONAL REQUIREMENTS. The Borrower
shall take all such further actions and execute all such further documents and instruments as the Lender may reasonably request.

                  SECTION 6. FINANCIAL STATEMENTS. Until the payment and satisfaction in full of all Obligations, the Borrower shall deliver to the Lender the following financial information:

                           SECTION 6.1. ANNUAL FINANCIAL STATEMENTS. As soon as
available, but not later than 120 days after the end of each fiscal year of the Borrower and its consolidated subsidiaries, the consolidated balance sheet, income statement, and statements of cash flows and shareholders equity for the Borrower and its consolidated subsidiaries (the "Financial Statements") for such year, reported on by independent certified public accountants without an adverse qualification; and

                           SECTION 6.2. QUARTERLY FINANCIAL STATEMENTS. As soon
as available, but not later than 60 days after the end of each of the first three fiscal quarters in any fiscal year of the Borrower and its consolidated subsidiaries, the Financial Statements for such fiscal quarter, together with a certification duly executed by a responsible officer of the Borrower that such Financial Statements have been prepared in accordance with GAAP and are fairly stated in all material respects (subject to normal year-end audit adjustments).

                  SECTION 7. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an Event of Default hereunder:

                           (a) the Borrower shall fail to pay within five days
of when due any amount required to be paid by the Borrower under or in connection with any Note and this Agreement;

                           (b) any representation or warranty made or deemed
made by the Borrower under or in connection with any Loan Document or any Financial Statement shall prove to have been false or incorrect in any material respect when made;

                           (c) the Borrower shall fail to perform or observe (i)
any of the terms, covenants or agreements contained in Sections 5.4, 5.7, 5.10, 5.14, or 5.15 hereof or (ii) any other term, covenant, or agreement contained in any Loan Document (other than the other Events of Default specified in this Section 7) and such failure remains unremedied for the earlier of fifteen days from (A) the date on which the Lender has given the Borrower written notice of such failure and (B) the date on which the Borrower knew or should have known of such failure;

                           (d) dissolution, liquidation, winding up, or
cessation of the Borrower's business, failure of the Borrower generally to pay its debts as they mature, admission in writing by the Borrower of its inability generally to pay its debts as they mature, or calling of a meeting of the Borrower's creditors for purposes of compromising any of the Borrower's debts;

                           (e) the commencement by or against the Borrower of
any bankruptcy, insolvency, arrangement, reorganization, receivership, or similar proceedings under any federal or state law and, in the case of any such involuntary proceeding, such proceeding remains undismissed or unstayed for sixty days following the commencement thereof, or any action by the Borrower is taken authorizing any such proceedings;

                           (f) an assignment for the benefit of creditors is
made by the Borrower, whether voluntary or involuntary, the appointment of a trustee, custodian, receiver, or similar official for the Borrower or for any substantial property of the Borrower, or any action by the Borrower authorizing any such proceeding;

                           (g) the Borrower shall default in (i) the payment of
principal or interest on any indebtedness in excess of $50,000 (other than the Obligations) after any and all applicable grace periods, if any, provided in the instrument or agreement under which such indebtedness was created shall have lapsed; or (ii) the observance or performance of any other agreement or condition relating to any such indebtedness or contained in any instrument or agreement relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such indebtedness to cause, with the giving of notice if required, such indebtedness to become due prior to its stated maturity;

                           (h) the Borrower suffers or sustains a Material
Adverse Change;

                           (i) any tax lien, other than a Permitted Lien, is
filed of record against the Borrower and is not bonded or discharged within five Business Days;

                           (j) any judgment which has had or could reasonably
be expected to have a Material Adverse Effect on the Borrower and such judgment shall not be stayed, vacated, bonded, or discharged within sixty days;

                           (k) any material covenant, agreement, or obligation,
as determined in the sole discretion of the Lender, made by the Borrower and contained in or evidenced by any of the Loan Documents shall cease to be enforceable, or shall be determined to be unenforceable, in accordance with its terms; the Borrower shall deny or disaffirm the Obligations under any of the Loan Documents or any liens granted in connection therewith; or any liens granted on any of the Collateral in favor of the Lender shall be determined to be void, voidable, or invalid, or shall not be given the priority contemplated by this Agreement; or

                           (l) except in the case that Borrower completes an
initial public offering of capital stock in an underwritten public offering, there is a change in more than 35% of the ownership of any equity interests of the Borrower on the date hereof or more than 35% of such interests become subject to any contractual, judicial, or statutory lien, charge, security interest, or encumbrance.

                  SECTION 8. REMEDIES. If any Event of Default shall have occurred and be continuing:

                           (a) The Lender may, without prejudice to any of its
other rights under any Loan Document or Applicable Law, declare all Obligations to be immediately due and payable (except with respect to any Event of Default set forth in Section 7(f) hereof, in which case all Obligations shall automatically become immediately due and payable without necessity of any declaration) without presentment, representation, demand of payment, or protest, which are hereby expressly waived.

                           (b) The Lender may take possession of the Collateral
and, for that purpose may enter, with the aid and assistance of any person or persons, any premises where the Collateral or any part hereof is, or may be placed, and remove the same.

                           (c) The obligation of the Lender, if any, to make
additional Loans or financial accommodations of any kind to the Borrower shall immediately terminate.

                           (d) The Lender may exercise in respect of the
Collateral, in addition to other rights and remedies provided for herein (or in any Loan Document) or otherwise available to it, all the rights and remedies of a secured party under the applicable Uniform Commercial Code (the "Code") whether or not the Code applies to the affected Collateral and also may (i) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                           (e) All cash proceeds received by the Lender in
respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, or then or at any time thereafter applied in whole or in part by the Lender against, all or any part of the Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after the full and final payment of all the Obligations shall be paid over to the Borrower or to such other Person to which the Lender may be required under applicable law, or directed by a court of competent jurisdiction, to make payment of such surplus.

                  SECTION 9. MISCELLANEOUS PROVISIONS.

                           SECTION 9.1. NOTICES. Except as otherwise provided
herein, all notices, approvals, consents, correspondence, or other communications required or desired to be given hereunder shall be given in writing and shall be delivered by overnight courier, hand delivery, or certified or registered mail, postage prepaid, if to the Lender, then to Transamerica Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention: Legal Department, with a copy to the Lender at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention:
Legal Department, and if to the Borrower, then to One Kendall Square, Building 600, Cambridge, Massachusetts 02139, Attention: Loan Administration, or such other address as shall be designated by the Borrower or the Lender to the other party in accordance herewith. All such notices and correspondence shall be effective when received.

                           SECTION 9.2. HEADINGS. The headings in this Agreement
are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

                           SECTION 9.3. ASSIGNMENTS. The Borrower shall not
have the right to assign any Note or this Agreement or any interest therein unless the Lender shall have given the Borrower prior written consent and the Borrower and its assignee shall have delivered assignment documentation in form and substance satisfactory to the Lender in its sole discretion. The Lender may assign its rights and delegate its obligations under any Note or this Agreement.

                           SECTION 9.4. AMENDMENTS, WAIVERS, AND CONSENTS. Any
amendment or waiver of any provision of this Agreement and any consent to any departure by the Borrower from any provision of this Agreement shall be effective only by a writing signed by the Lender and the Borrower and shall bind and benefit the Borrower and the Lender and their respective successors and assigns, subject, in the case of the Borrower, to the first sentence of Section 9.3.

                           SECTION 9.5. INTERPRETATION OF AGREEMENT. Time is of
the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in a Note shall have the meaning set forth in the applicable Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with any Note, or any term or provision thereof, and is not dealt with herein with more specificity, this Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

                           SECTION 9.6. CONTINUING SECURITY INTEREST. This
Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full of the Obligations, (ii) be binding upon the Borrower and its successors and assigns and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees, and assigns.

                           SECTION 9.7. REINSTATEMENT. To the extent permitted
by law, this Agreement and the rights and powers granted to the Lender hereunder and under the Loan Documents shall continue to be effective or be reinstated if at any time any amount received by the Lender in respect of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of the Borrower or upon the appointment of any receiver, intervenor, conservator, trustee, or similar official for the Borrower or any substantial part of its assets, or otherwise, all as though such payments had not been made.

                           SECTION 9.8. SURVIVAL OF PROVISIONS. All
representations, warranties, and covenants of the Borrower contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Borrower of the Obligations secured hereby.

                           SECTION 9.9. INDEMNIFICATION. The Borrower agrees to
indemnify and hold harmless the Lender and its directors, officers, agents, employees, and counsel from and against any and all costs, expenses, claims, or liability incurred by the Lender or such Person hereunder and under any other Loan Document or in connection herewith or therewith, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Lender or such Person.

                           SECTION 9.10. COUNTERPARTS; TELECOPIED SIGNATURES.
This Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, but both of which shall together constitute one and the same instrument. This Agreement and each of the other Loan Documents and any notices given in connection herewith or therewith may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

                           SECTION 9.11. SEVERABILITY. In case any provision in
or obligation under this Agreement or any Note or any other Loan Document shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                           SECTION 9.12. DELAYS; PARTIAL EXERCISE OF REMEDIES.
No delay or omission of the Lender to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by the Lender of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

                           SECTION 9.13. ENTIRE AGREEMENT. The Borrower and the
Lender agree that this Agreement, the Schedule hereto, and the Commitment Letter are the complete and exclusive statement and agreement between the parties with respect to the subject matter hereof, superseding all proposals and prior agreements, oral or written, and all other communications between the parties with respect to the subject matter hereof. Should there exist any inconsistency between the terms of the Commitment Letter and this Agreement, the terms of this Agreement shall prevail.

                           SECTION 9.14. SETOFF. In addition to and not in
limitation of all rights of offset that the Lender may have under Applicable Law, and whether or not the Lender has made any demand or the Obligations of the Borrower have matured, the Lender shall have the right to appropriate and apply to the payment of the Obligations of the Borrower all deposits and other obligations then or thereafter owing by the Lender to or for the credit or the account of the Borrower.

                           SECTION 9.15. WAIVER OF JURY TRIAL. THE BORROWER AND
THE LENDER IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                           SECTION 9.16. GOVERNING LAW. THE VALIDITY,
INTERPRETATION, AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                           SECTION 9.17. VENUE; SERVICE OF PROCESS. ANY LEGAL
ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS SITUATED IN COOK COUNTY, OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY IRREVOCABLY WAIVES, IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE ADDRESS FOR IT SPECIFIED IN SECTION 9.1 HEREOF. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION, SUBJECT IN EACH INSTANCE TO THE PROVISIONS HEREOF WITH RESPECT TO RIGHTS AND REMEDIES.

                  IN WITNESS WHEREOF, the undersigned Borrower has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first set forth above.

                                           DYAX CORPORATION



                                           By: /s/ Stephen S. Galliker
                                               --------------------------------
                                               Name: Stephen S. Galliker
                                               Title: EVP, CFO
                                           Federal Tax ID No.: 04-3053198


Accepted as of the
27th day of June, 2000


TRANSAMERICA BUSINESS CREDIT CORPORATION



By: /s/ Keith J. Mason
    ------------------------------------
    Name: Keith J. Mason
    Title: SVP Credit



Form16

                                   SCHEDULE A

                                       TO

                           LOAN AND SECURITY AGREEMENT


Collateral Locations (Section 4.6):

Model and Serial Numbers (Section 4.10):

Litigation (Section 4.3): Pieczenik sued Dyax in December 1999 and January 2000 for patent infringement under two U.S. Patents (U.S. Patent Nos. 5,866,363 and 4,528,266). Dyax has moved for dismissal of the suit on several grounds and the motion to dismiss was heard on April 26, 2000.

                                                                       EXHIBIT A


February 8, 2000

Peter R. Rock
Corporate Controller
Dyax Corporation
One Kendall Square
Building 600
Cambridge, MA  02139

Dear Peter:

Transamerica Business Credit Corporation - Technology Finance Division ("Lender") is pleased to offer financing for the Equipment described in this letter (this "Commitment") to Dyax Corporation ("Borrower"). Except as described in a commitment letter dated December 17, 1997 (the "Prior Commitment"), this Commitment supersedes all prior correspondence, proposals, and oral or other communications relating to financing arrangements between Borrower and Lender.

The outline of this offer is as follows:

LENDER:                            Transamerica  Business Credit Corporation -
                                   Technology Finance Division and/or its
                                   affiliates, successors or assigns.

BORROWER:                          Dyax Corporation

AMOUNT OF LOANS:                   Not to exceed $2,000,000 in the aggregate
                                   (in addition to the Prior Commitment). All
                                   available funds under the Prior Commitment
                                   must be completely drawn down by Borrower
                                   prior to any initial funding under this
                                   Commitment.

USE OF PROCEEDS:                   Proceeds of these Loans will be used to
                                   finance various laboratory, office,
                                   computer hardware and software equipment
                                   including related soft costs (not to exceed
                                   15% of Commitment) (the "Equipment"). All
                                   Equipment subject to Lender approval prior to
                                   funding.

COLLATERAL:                        Lender will require a perfected first
                                   priority security interest in all Equipment
                                   financed with the Loans, including but not
                                   limited to all additions, accessions,
                                   improvements, replacements and attachments
                                   thereto and proceeds (including insurance
                                   proceeds) thereof (the "Collateral").

LOCATION OF COLLATERAL:            Cambridge, MA

EXPECTED DRAW-DOWN SCHEDULE:       A minimum of $500,000 will be drawn on or
                                   before April 15, 2000, and the remaining
                                   availability will be drawn on or before
                                   December 15, 2000.

DRAW-DOWN EXPIRATION:              No Loans will be funded after December 15,
                                   2000.



LOAN TERM:                         Each Loan Term will commence upon
                                   delivery of the Equipment or upon each
                                   delivery of items of Equipment having an
                                   aggregate cost of not less than $50,000, and
                                   will continue through 42 months from the
                                   first day of the month next following or
                                   coincident with commencement of that Loan
                                   Term.

PAYMENT TERMS:                     Monthly Payments equal to 2.76% of original
                                   principal amount of each Loan will be
                                   payable monthly in advance. The first and
                                   last Monthly Payments will be due and payable
                                   on or before commencement of each Loan Term.

ADJUSTMENT TO                      Lender reserves the right to increase the
PAYMENT TERMS:                     rate set forth  above as of the date
                                   each Loan Term commences commensurate to the
                                   change in the weekly average of the
                                   interest rates of four-year U.S. Treasury
                                   Securities (as published in the WALL STREET
                                   JOURNAL) from the week ending December 3,
                                   1999 (6.08%) to the week preceding the
                                   commencement of that Loan Term. As of the
                                   date each Loan Term commences, the Monthly
                                   Payment will be fixed for that entire Loan
                                   Term. A schedule of the actual Monthly
                                   Payments will be provided by the Lender
                                   following commencement of each Loan Term.

BALLOON PAYMENT:                   At the end of each Loan Term, the
                                   Borrower will be obligated to make one final
                                   Balloon Payment equal to 10% of the original
                                   principal amount of each Loan, plus any other
                                   amounts then due and owing to Lender.

INTERIM PAYMENT:                   An Interim Payment will accrue from
                                   the date each Loan Term commences until the
                                   next following first day of a month (unless
                                   the Loan Term commences on the first day of a
                                   month). The Interim Payment will be
                                   calculated at the daily equivalent of the
                                   currently adjusted Monthly Payment.

INSURANCE:                         Prior to any delivery of Equipment, the
                                   Borrower will furnish confirmation of
                                   insurance acceptable to the Lender covering
                                   the Collateral including primary, all risk,
                                   physical damage, property damage and bodily
                                   injury with appropriate loss payee and
                                   additional insured endorsements in favor of
                                   the Lender.

CONDITIONS PRECEDENT               Each Loan will be subject to the following:
TO LENDING:                        1. No material adverse change in the
                                      financial condition, operations or
                                      prospects of the Borrower prior to
                                      funding. The Lender reserves the right
                                      to rescind any unused portion of its
                                      commitment in the event of a material
                                      adverse change in the financial condition,
                                      operation or prospects of the Borrower.

                                   2. Completion of the documentation and
                                      final terms of the proposed financing
                                      satisfactory to Lender and Lender's
                                      counsel.

                                   3. Results of all due diligence, including
                                      lien, judgment and tax search and other
                                      matters Lender may request shall be
                                      satisfactory to Lender and Lender's
                                      counsel.

                                       2


                                   4. Receipt by Lender of duly executed loan
                                      documentation in form and substance
                                      satisfactory to Lender and its counsel.

                                   5. Lender shall receive a valid and
                                      perfected first priority lien and
                                      security interest in the Collateral and
                                      Lender shall have received satisfactory
                                      evidence that there are no liens on the
                                      Collateral except as expressly permitted herein.

ADDITIONAL                         There will be no actual or threatened
COVENANTS:                         conflict with, or violation of (1) any
                                   regulatory statute, (2) standard or rule
                                   relating to the Borrower, (3) its present or
                                   future operations or (4) the Collateral.

                                   Borrower will be required to provide
                                   quarterly financial information. All
                                   information supplied by the Borrower will be correct and will not omit any statement necessary to make the information supplied not be misleading. There will be no material breach of the representations and warranties of the Borrower in the loan.

EXPENSES:                          All costs and expenses incurred by the
                                   Lender in connection with the underwriting
                                   and closing of the Loans will be paid by the
                                   Borrower whether or not any Loans are
                                   consummated and funds are advanced by the
                                   Lender. Borrower will be billed for Expenses.

LAW:                               This letter and the proposed Loan are
                                   intended to be governed by and construed in accordance with Illinois law without regard to its conflict of law provisions.

INDEMNITY:                         Borrower agrees to indemnify and to hold
                                   harmless Lender, and its officers, directors
                                   and employees against all claims, damages,
                                   liabilities and expenses which may be
                                   incurred by or asserted against any such
                                   person in connection with or arising out of
                                   this letter and the transactions contemplated
                                   hereby, other than claims, damages,
                                   liability, and expense resulting from such
                                   person's gross negligence or willful
                                   misconduct.

CONFIDENTIALITY:                   This letter is delivered to you with the
                                   understanding that neither it nor its
                                   substance shall be disclosed publicly or
                                   privately to any third person except those
                                   who are in a confidential relationship to you
                                   (such as your legal counsel and accountants),
                                   or where the same is required by law and then
                                   only on the basis that it not be further
                                   disclosed, which conditions Borrower and its
                                   agents agree to be bound by upon acceptance
                                   of this letter.

                                   Without limiting the generality of the
                                   foregoing, none of such persons shall use or refer to Lender or to any affiliate name in any disclosures made in connection with any of the transactions without Lender's prior written consent.


                                       3


                                   Upon completion of the initial takedown by Borrower, the Borrower will no longer be required to obtain Lender's prior written consent to disclose the transaction contemplated hereby. In addition, the
                                   Borrower agrees to provide camera ready
                                   artwork of typestyles and logos of the
                                   Borrower for use in promotional material by the Lender.

CONDITIONS OF ACCEPTANCE:          This Commitment Letter is intended to be a
                                   summary of the most important elements
                                   of the agreement to enter into a loan
                                   transaction with Borrower, and it is subject
                                   to all requirements and conditions contained
                                   in Loan documentation proposed by Lender or
                                   its counsel in the course of closing the
                                   Loans described herein. Not every provision
                                   that imposes duties, obligations, burdens, or
                                   limitations on Borrower is contained  herein,
                                   but shall be contained in the final Loan
                                   documentation satisfactory to Lender and its
                                   counsel.

                                   EACH OF THE PARTIES HERETO IRREVOCABLY AND
                                   UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY
                                   JURY IN ANY SUIT, ACTION, PROCEEDING OR
                                   COUNTERCLAIM ARISING OUT OF OR RELATED TO
                                   THIS LETTER OR THE TRANSACTION DESCRIBED IN
                                   THIS LETTER.

APPLICATION FEE:                   The $20,000 Application Fee previously
                                   paid by the Borrower will be first applied to
                                   the reasonable costs and expenses of the
                                   Lender in connection with the transaction,
                                   and any remainder shall be applied pro rata
                                   (based on the amount of each funding to the
                                   total amount of this Commitment) to the
                                   second month's payment due under the Loan.

COMMITMENT EXPIRATION:             This Commitment shall expire on February 15,
                                   2000 unless prior thereto either extended in
                                   writing by the Lender or accepted as
                                   provided below by the Borrower.

Should you have any questions, please call me. If you wish to accept this Commitment, please so indicate by signing and returning the enclosed duplicate copy of this letter to me by February 15, 2000.

                                          Yours truly,

                                          TRANSAMERICA BUSINESS CREDIT
                                          CORP - TECHNOLOGY FINANCE
                                          DIVISION

                                          By_______________________________
                                            Gerald A. Michaud
                                            Senior Vice President - Marketing


Accepted this __ day of February, 2000.

DYAX CORPORATION

By______________________________
Name:
Title:

                                                                       EXHIBIT B


                           COLLATERAL ACCESS AGREEMENT
                    TRANSAMERICA BUSINESS CREDIT CORPORATION
                        9399 West Higgins Road, Suite 600
                            Rosemont, Illinois 60018

                                                      ____________________, 2000

_____________________________________

_____________________________________

_____________________________________


         Re:      DYAX CORP.

Ladies and Gentlemen:

                  We have been asked by DYAX CORP., a Delaware corporation (the "Company") to finance certain equipment (the "Equipment"), which will be located at the address identified on Schedule A (the "Premises"). The obligations of the Company to us will be secured by, among other things, the Equipment. We understand that the Company leases the Premises from you pursuant to a lease or is the owner of the Premises, which is subject to a lien in favor of you pursuant to a mortgage (such lease or mortgage being referred to as the "Agreement").

                  In connection with the extensions of credit to be made to the Company, Transamerica Business Credit Corporation, ("Transamerica") will be making customary Uniform Commercial Code filings on behalf of Transamerica with respect to the Equipment. In addition, we request your acknowledgment and cooperation for preserving and enforcing Transamerica's security interests. To expedite the consummation of the proposed financing, we would appreciate your execution of this letter.

                  To induce Transamerica to finance the Equipment, and for other good and valuable consideration, you confirm and acknowledge the following matters to us:

                  1. You will allow us, or our auditors or other designees, reasonable access to the Premises to inspect the Equipment from time to time. In addition, upon our request, you will grant us and our designees access to the Premises for 90 days at reasonable times to show the Equipment to potential purchasers and to remove the Equipment from the Premises.

                  2. In the event that the Company defaults in its obligations under the Agreement or you desire or elect to terminate or exercise remedies under the Agreement for any reason, including a default by the Company under the Agreement, you will notify us in writing of this fact prior to your terminating or exercising remedies under the Agreement and retaking possession of the Premises. You hereby confirm and acknowledge to us that you do not and will not have any claim to or lien on any of the Equipment, whether such Equipment constitutes fixtures or personal property.

                  We would appreciate your confirming to us your agreement to the foregoing provisions of this letter by signing and returning to us this letter at our address shown above.

Very truly yours,

TRANSAMERICA BUSINESS CREDIT CORPORATION

By:  ____________________________________
   Name:
   Title:

ACKNOWLEDGED AND AGREED:

By:______________________________________
   Name:
   Title:

                                   SCHEDULE A


Equipment Locations:

One Kendall Square
Building 600
Cambridge, MA  02139








Form5

                                                                      EXHIBIT C

                                 PROMISSORY NOTE


                                                            Date: ________, 2000


                  FOR VALUE RECEIVED, the undersigned promises to pay to the order of Transamerica Business Credit Corporation or its assigns (the "Payee") at its office located at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, or at such other place as the Payee or the holder hereof may designate in writing, the principal amount of _______ Thousand Dollars ($_______) received by the undersigned, in lawful money of the United States and in immediately available funds. This Note shall be payable commencing with a first installment on the date hereof of ___________ Dollars ($________) and thereafter in __ consecutive equal monthly installments, commencing _____1, 200_, of ___________________Dollars ($_______) and a final installment payable on ______ 1, 200_ of ______________ Dollars ($________) [if balloon] together with the unpaid balance of the Note. No amount of principal paid or prepaid hereunder may be reborrowed.

                  This Note is one of the Notes referred to in the Master Loan and Security Agreement dated as of __________, 2000 (as amended, supplemented or otherwise modified from time to time, the "Agreement"), between the undersigned and the Payee and is subject and entitled to all provisions and benefits thereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

                  If any installment of this Note is not paid within five days after its due date, the undersigned agrees to pay on demand, in addition to the amount of such installment, an amount equal to 5% of such installment, but only to the extent permitted by Applicable Law.

                  The undersigned shall have the right to prepay this Note at any time on or after _______ 1, 200_ on thirty days' prior written notice to the Payee. On the date of any such prepayment, the undersigned shall pay an amount equal to the present value of the remaining payments due hereunder discounted at 6% simple interest PER ANNUM, together with all fees and other amounts payable on the amount so prepaid or in connection therewith to the date of such prepayment. Any prepayments shall be applied to the installments hereof in the inverse order of maturity.

                  Upon the maturity of this Note, the entire unpaid principal amount on this Note, together with all interest, fees and other amounts payable hereon or in connection herewith, shall be immediately due and payable without further notice or demand, with interest on all such amounts at a rate not to exceed the lawful limit, from the date of such maturity or acceleration, as the case may be, until all such amounts have been paid. Upon the acceleration of the maturity of this Note in accordance with the terms of the Agreement, the entire unpaid principal amount on this Note, together with all fees, prepayment fees and charges in an amount equal to the present value of the remaining payments due hereunder discounted at 6% simple interest PER ANNUM and other amounts payable hereon or in connection herewith, shall be immediately due and payable without further notice or demand, with interest on all such amounts at a rate not to exceed the lawful limit, from the date of such maturity, default or acceleration, as the case may be, until all such amounts have been paid.

                  If any payment on this Note becomes payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day.

                                     SAMPLE


                  The undersigned hereby waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. The undersigned agrees to pay all amounts under this Note without offset, deduction, claim, counterclaim, defense or recoupment, all of which are hereby waived.

                  The Payee, the undersigned and any other parties to the Loan Documents intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by Applicable Law from time to time in effect. Neither the undersigned nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under Applicable Law from time to time in effect, and the provisions of this paragraph shall control over all other provisions of the Loan Documents which may be in conflict or apparent conflict herewith. The Payee expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) the Payee or any other holder of any or all of the Obligations shall otherwise collect amounts which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by Applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at the Payee's or such holder's option, promptly returned to the undersigned upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under Applicable Law, the Payee and the undersigned (and any other payors thereof) shall to the greatest extent permitted under Applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest through the entire contemplated term of this
Note in accordance with the amount outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under Applicable Law in order to lawfully charge the maximum amount of interest permitted under Applicable Law.

                  This Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the undersigned and the Payee or any holder hereof.

                  The undersigned shall, upon demand, pay to the Payee all costs and expenses incurred by the Payee (including the fees and disbursements of counsel and other professionals) in connection with the preparation, execution and delivery of this Note and all other Loan Documents, and in connection with the administration, modification and amendment of the Loan Documents, and pay to the Payee all costs and expenses (including the fees and disbursements of counsel and other professionals) paid or incurred by the Payee in (A) enforcing or defending its rights under or in respect of this Note or any of the other Loan Documents, (B) collecting any of the liabilities by the undersigned to the Payee or otherwise administering the Loan Documents, (C) foreclosing or otherwise collecting upon any collateral and (D) obtaining any legal, accounting or other advice in connection with any of the foregoing.

                  This Note shall be binding upon the successors and assigns of the undersigned and inure to the benefit of the Payee and its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

                                     SAMPLE


This Note is being delivered to Payee by the undersigned to evidence a loan from Payee to the undersigned which loan is secured by among other things the equipment described on SCHEDULE A attached hereto.

                  EACH OF THE UNDERSIGNED AND, BY ITS ACCEPTANCE HEREOF, THE PAYEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS NOTE AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

                  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.




                                                  DYAX CORPORATION



                                                  By:___________________________
                                                     Name:
                                                     Title:


                                      -3-